EXHIBIT 22 RE:  SUBSIDIARIES OF THE REGISTRANT

The Company's subsidiaries, the fictitious business names (if any) under which they do business, and the state or other jurisdiction of incorporation or organization of each are set forth below. All are wholly owned by the Company and included in the Consolidated Financial Statement.

                                                                                                         State or Country
      Subsidiary                                       Fictitious Business Name                          of Incorporation
      ----------                                       ------------------------                          ----------------
Community Psychiatric Centers of California            CPC Alhambra Hospital                             California
                                                       CPC Belmont Hills Hospital
                                                       CPC Brea Canyon Hospital (Closed)
                                                       CPC Fairfax Hospital
                                                       CPC Fremont Hospital
                                                       CPC Heritage Oaks Hospital
                                                       CPC Horizon Hospital
                                                       CPC Laguna Hills Hospital
                                                       CPC Rancho Lindo Hospital
                                                       CPC Santa Ana Hospital
                                                       CPC San Luis Rey Hospital
                                                       CPC Sierra Vista Hospital
                                                       CPC Vista Del Mar Hospital
                                                       CPC Walnut Creek Hospital
                                                       CPC Westwood Hospital (Closed)

Community Psychiatric Centers of Florida,Inc.          CPC Ft. Lauderdale Hospital                       Florida
                                                       CPC Palm Bay Hospital
                                                       CPC St. Johns River Hospital

Community Psychiatric Centers of Idaho, Inc.           CPC Intermountain Hospital of Boise               Idaho

Community Psychiatric Centers of Indiana,Inc.          CPC Valle Vista Hospital                          Indiana

Community Psychiatric Centers of Kansas, Inc.          CPC College Meadows Hospital                      Kansas
                                                       CPC Great Plains Hospital (Closed)

Community Psychiatric Centers of
 Mississippi, Inc.                                     CPC Sand Hill Hospital                            Mississippi

Community Psychiatric Centers of Missouri,Inc.         CPC Spirit of St. Louis Hospital                  Missouri

Community Psychiatric Centers of North
 Carolina, Inc.                                        CPC Cedar Spring Hospital                         North Carolina

Community Psychiatric Centers of Oklahoma,
 Inc.                                                  CPC Southwind Hospital                            Oklahoma

Community Psychiatric Centers of Oregon, Inc.          CPC Cedar Hills Hsptl.(Closed)                    Oregon


EXHIBIT 22 RE:  SUBSIDIARIES OF THE REGISTRANT (CONTINUED)

                                                                                                         State or Country
      Subsidiary                                       Fictitious Business Name                          of Incorporation
      ----------                                       ------------------------                          ----------------
Community Psychiatric Centers of                       CPC Hospital San Juan Capestrano
 Puerto Rico, Inc.                                                                                       Puerto Rico

Community Psychiatric Centers of Texas,Inc.            CPC Afton Oaks Hospital (closed)                  Texas
                                                       CPC Capital Hospital
                                                       CPC Cypress Point Hospital (closed)
                                                       CPC Millwood Hospital
                                                       CPC Oak Bend Hospital (closed)

Community Residential Centers of San Antonio (LLC)                                                       Texas

Community Psychiatric Centers of Utah,Inc.             CPC Olympus View Hospital                         Utah

Community Psychiatric Centers of
 Wisconsin, Inc.                                       CPC Greenbriar Hospital                           Wisconsin

CPC of Georgia, Inc.                                                                                     Georgia

C.P.C. of Louisiana, Inc.                              CPC Brentwood Hospital                            Louisiana
                                                       CPC Coliseum Medical Center
                                                       CPC East Lake Hospital
                                                       CPC Meadow Wood Hospital

Miami Valley Community Centers, Inc.                                                                     Ohio

Old Orchard Hospital, Inc.                             CPC Old Orchard Hospital                          Illinois

CounterPoint Center of Old Orchard, Inc.               CPC Streamwood Hospital                           Illinois

Peachtree-Parkwood Hospital, Inc.                      CPC Parkwood Hospital                             Georgia

Community Psychiatric Centers
  of Arkansas, Inc.                                    CPC Pinnacle Pointe Hospital                      Arkansas

Priory Hospitals Group                                 Altrincham Priory                                 United Kingdom
                                                       Grovelands Priory
                                                       Hayes-Grove Priory
                                                       Heath House Priory
                                                       Jacques Hall
                                                       Lynbrook Priory
                                                       Marchwood Priory
                                                       The Priory
                                                       The Woodbourne Clinic
                                                       The Dukes Priory
                                                       The Nottingham Clinic

P.P.P., Inc.                                                                                             Georgia


EXHIBIT 22 RE:  SUBSIDIARIES OF REGISTRANT (CONTINUED)

                                                                                                         State or Country
      Subsidiary                                       Fictitious Business Name                          of Incorporation
      ----------                                       ------------------------                          ----------------
Community Psychiatric Hospitals Assoc., Inc.                                                             California

Solutions Counseling & Treatment Center, Inc.                                                            Texas

Community Behavioral Health Systems, Inc.                                                                Nevada

Community Psychiatric Centers Properties
 Incorporated                                                                                            California

CPC Properties of Illinois, Inc.                                                                         Illinois

CPC Properties of Indiana, Inc.                                                                          Indiana

CPC Properties of Kansas, Inc.                                                                           Kansas

CPC Properties of Louisiana, Inc.                                                                        Louisiana

CPC Properties of Mississippi, Inc.                                                                      Mississippi

CPC Properties of Missouri, Inc.                                                                         Missouri

CPC Properties of North Carolina, Inc.                                                                   North Carolina

CPC Properties of Arkansas, Inc.                                                                         Arkansas

CPC Properties of Oklahoma, Inc.                                                                         Oklahoma

CPC Properties of Wisconsin, Inc.                                                                        Wisconsin

Community Psychiatric Centers Properties of
 Texas, Inc.                                                                                             Texas

Community Psychiatric Centers Properties
 of Utah, Inc.                                                                                           Utah

Florida Hospital Properties                                                                              Florida

Psychiatric Hospital Consultants                       CPC Consultants                                   California

Belmedco                                               Belmont Hills Pharmacy                            California

CPC Pharmacy, Inc.                                                                                       California

CPC Investment Corp.                                                                                     California

Cottonwood Hill, Inc.                                                                                    Colorado

CPC Laboratories, Inc.                                                                                   Georgia


EXHIBIT 22 RE:  SUBSIDIARIES OF THE REGISTRANT (CONTINUED)

                                                                                                         State or Country
      Subsidiary                                       Fictitious Business Name                          of Incorporation
      ----------                                       ------------------------                          ----------------
CalProp I, Inc.                                                                                          Delaware

CalProp II, Inc.                                                                                         Delaware

CPC (Londinium) Unlimited                                                                                United Kingdom

Community Psychiatric Centres Limited                                                                    Canada

CPC Managed Care Services, Inc.                        CPC Managed Care                                  Delaware

Harvard Medical Ltd.                                                                                     United Kingdom

Michael A. Bell Agency                                                                                   West Germany

Transitional Hospitals Corporation                                                                       Delaware

Transitional Hospitals Corporation
  of Louisiana, Inc.                                   THC - New Orleans                                 Louisiana

Transitional Hospitals Corporation
  of Texas, Inc.                                       THC - Arlington                                   Texas

THC - Seattle, Inc.                                    THC - Seattle                                     Washington

Transitional Hospitals Corporation
   of Indiana, Inc.                                    THC - Indianapolis                                Indiana

THC - Minneapolis, Inc.                                THC - Minneapolis                                 Minnesota

Transitional Hospitals Corporation
   of Massachusetts, Inc.                                                                                Massachusetts

Transitional Hospitals Corporation
   of Nevada, Inc.                                     THC - Las Vegas                                   Nevada

THC - Chicago, Inc.                                    THC - Chicago                                     Illinois

Transitional Hospitals Corporation
   of New Mexico, Inc.                                 THC - Albuquerque                                 New Mexico

Transitional Hospitals Corporation
   of Tampa, Inc.                                      THC - Tampa                                       Florida

THC - Hollywood, Inc.                                  THC - Hollywood                                   Florida

Transitional Hospitals Corporation
   of North Carolina, Inc.                                                                               North Carolina

THC - Houston, Inc.                                    THC - Houston                                     Texas


EXHIBIT 22 RE:  SUBSIDIARIES OF THE REGISTRANT (CONTINUED)

                                                                                                         State or Country
      Subsidiary                                       Fictitious Business Name                          of Incorporation
      ----------                                       ------------------------                          ----------------
J. B. Thomas Hospital, Inc.                            THC - Boston                                      Massachusetts

Transitional Hospitals Corporation
   of Wisconsin, Inc.                                  THC - Milwaukee                                   Wisconsin